U.S. SECURITIES AND EXCHANGE COMMISSION Washington,
                                   D.C. 20549

                                   FORM 8_K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2003


                        COMMISSION FILE NUMBER: 000-33247


                       PREFERRED FINANCIAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Colorado                                    84-1493157
---------------------------------------            --------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


         5442 Dungaree Street
           Las Vegas, NV                                   89118
---------------------------------------                  ----------
(Address of principal executive offices)                 (Zip Code)



                   Registrant's telephone number: (702) 221-8703
                                                  --------------

                               COPPER CORPORATION
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

Not applicable.


Item 2. Acquisition or Disposition of Assets

On or about August 15, 2003 Copper Corporation entered into an Agreement and Plan of Merger with Investors Preferred Opportunities, Inc., which agreement supersedes its agreement of March 17, 2003 to acquire the assets and assume the liabilities of Investor's Preferred Opportunities, Inc., as formerly reported in the Company's Annual Report on Form 8K dated April 1, 2003. The Company also canceled its outstanding agreements to acquire the assets and assume the liabilities of Preferred Assets, Inc., as formerly reported in the Company's Current Report on Form 8-K dated April 1, 2003.

Summary of Transaction

Investors Preferred Opportunities, Inc. has acquired approximately $2,204,976 in secured debt ("hereinafter the debt") of Princeton Homes Corporation from Branch Banking & Trust Company of Virginia, Inc. The debt which was acquired from the bank is secured by all of the tangible physical assets (hereinafter "assets") of Princeton Homes Corporation, a manufacturer of modular housing units. It is IPO's intention to foreclose on the security due to the inability of Princeton Homes to service the debt, and to use those assets in the business of the manufacture of modular housing.

The Agreement and Plan of Merger provides for Investors Preferred Opportunities, Inc. and Preferred Financial Resources to merge, with Preferred Financial
Resources remaining as the surviving corporation, and Investors Preferred Opportunities, Inc. ceasing to exist. It is predicated on the exchange of every share of Investors Preferred Opportunities, Inc. for one share of common stock of Preferred Financial Resources, Inc., subject to shareholder approval, and the filing of a Registration Statement on Form S-4 with the Securities and Exchange Commission.

Business of Preferred Financial Resources

     Once the merger has been effected, the business plan of Preferred Financial Resources, Inc. will consist of the following:


Company Overview
----------------

We are a Development Stage Company incorporated in Colorado on April 9, 1998, which, up until this point, has had no operations other than locating a suitable candidate with which to enter into a merger or business combination. When the proposed merger has been effectuated, we will engage in the business of modular home manufacturing.

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

Industry Background
-------------------

Home ownership is the often referred to as being a substantial part of "The American Dream." In the Southeast United States, factory engineered housing has become the primary choice among builders, developers and homeowners.

There are six types of factory engineered housing in the United States provided by modular home manufacturers, HUD-Code Mobile Home Manufacturers, Production Builders, Panelized Home Manufacturers, Component Manufacturers, and Special Unit Manufacturers. Builders and dealers for HUD-Code mobile homes, modular homes and Panelized homes account for 56% of all housing sales. Sometimes called "builder-dealers," dealers of modular and panelized homes will sell for one or several manufacturers. Normally, they sell homes in a given territory, and it is their responsibility to prepare the site, do foundation and utility work, and supervise completion on the homes after delivery.

HUD-Code Mobile Homes
---------------------

Ever  since  the  passage  in 1976 of the U.S.  Department  of  Housing  & Urban
Development Manufactured Home Construction & Safety Standards (HUD Code), exterior frame construction of mobile units has been on par with site-built homes, and HUD-Code homes are now generally safer dwellings. HUD-Code homes are made by approximately 90 companies operating about 350 factories using techniques similar to modular methods but with generally lighter construction and always with a metal chassis as part of the floor system. It is believed that double-section HUD-Code homes which look like site-builds homes will account for most of the low cost housing in the future. HUD-Code homes are sold through dealers on display lots or from model homes in subdivisions. In 2001, about 192,000 HUD-Code homes were sold, and over half of those were double or multi-section units.


Production Builders
-------------------

Production builders usually build single-family homes and low-rise apartment buildings in subdivisions near major metropolitan centers. More than 95% of the nations 7,000 large production builders use factory fabricated roof trusses. Use of other factory-made components, such as floor trusses and wall panels is growing rapidly because of soaring labor and construction loan costs. Some of the largest production builders operate their own component factories. However, all production builders sell their homes directly to end buyers rather than through builder/dealer networks, which distinguishes them from panelized home manufacturers. In 2001, production builders sold about 984,000 units.


Panelized Home Manufacturers
----------------------------

The panelized home manufacturers are the largest and most diverse segment of housing in the United States. They include hundreds of conventional panelizers who sell their packaged homes through builders and builder-dealers; over 200 log home builders, who sell direct or thorough dealers; mass merchandiser chains and local lumber yards and home centers who perform all the functions of a package home producer; producers of dome homes and other alternative systems including light-gage steel, lightweight concrete, foam-core panels, foam blocks; and component firms who cross over into package homes. In 2001, the estimated 3,500 panelizers collectively built about 877,000 units.

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

Component Manufacturers
-----------------------

Component Manufacturers are independent companies that operate factories and make components mostly for sale to production builders. 96% of component manufacturers make roof trusses, 87% make floor trusses, 37% produce wall panels and 4% produce machine and pre-hung doors. They also make gable ends, corners, tees, stair systems, cupolas, agri-buildings, and garages, metal plate connected rough openings for windows and doors, and other components. Output of the nation's 2,200 component manufacturers is not figured in units because they mostly sell to production builders counted above.

Special Unit Manufacturer
-------------------------

Special unit manufacturers are in-plant builders of commercial structures of all types. There are about 170 of these companies who build an average of about 1400 structures per year. They sell direct or through dealers and also lease their units. Their output, usually built to more stringent commercial building codes, includes classrooms, offices, banks, hospitals, construction offices, equipment shelters, restaurants, kiosks, jails, airport terminals, strip shopping centers, and dozens of other commercial buildings. Total output of commercial structures by both in-plant and housing companies was estimated at 228,000 units in 2001.


Modular Home Manufacturers
--------------------------

There are about 200 modular home manufacturers that make assembled sections of housing inside factories. Most modular units are made in complete, box like sections, and multiple-section units and stack -on units are common. Modular homes are the strongest of all frame home built, and are 90% complete when the leave the factory. Typically, the foundation on site can be done at the same time as the building of the home in the factory. The home is then transported to the site, and contractors complete the remaining work, such as garage construction and utility hook up. Modular homes are sold direct or through local builders or builder-dealers. During 2001, about 166,000 modular homes and apartments were sold.

The three most significant issues facing traditional builders in today's home construction environment are time delays, sub-contractors who do not complete their work, and poor construction quality. Factory built housing generally has a higher quality than homes built on site, and the time of construction is drastically reduced. System built structures do not suffer from weather associated delays or labor problems, and are built to comply with higher prevailing national and state building codes, and the factory setting allows manufacturers to offer designs and floor plans tailored to each buyer's needs.

Traditionally, system built housing has appealed to price conscious and budget buyers. However, in what is considered to be a fresh new approach to modular housing, Preferred Homes has moved into the market of upscale housing, providing high-end factory built homes.

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

System built homes are not only generally better in quality than homes built on site, they typically cost less than site-built homes on a per square foot basis. This is due to volume buying discounts available to modular home manufacturers, reduced crew sizes, and less on site waste and pilferage. Builder's plans are often upset by weather problems or labor shortages. Factory built homes do not suffer from such problems. They can be built in approximately 14 days, and assembled on site in another 14 days. All homes are built to local and state building codes.

System built modular homes come to the construction site approximately 90% complete. They can range in size from under 1,000 square feet to in excess of 5,000 square feet, and are indistinguishable to the untrained eye from site-built homes.

Preferred Homes
---------------

Princeton Homes, d.b.a. Preferred Homes ("Preferred Homes"), has been in the business of manufacturing modular housing since 1969. Preferred Homes has two plants; its original 45,000 square foot plant on 12 acres, and a 70,000 square foot, state of the art facility built in 1999, which is the only plant now currently in use, with a capacity of producing ten homes per month. Both plants are fully operational if the demand for more housing arises.


A Preferred Homes built home
----------------------------

The production of system built housing flows quickly and efficiently through the plant. Materials and tools are readily available at the proper workstations, and the facility is staffed with skilled craftsmen who can meet strict time constraints.

Before they arrive on the production floor, plans for each home are formatted to pre-engineered standards. Then, the company immediately sends the plans to third party inspectors for code approval in the respective states where Preferred Homes is licensed. Upon approval the plans go to the purchasing and production departments. The purchasing department orders any needed materials that are not already in inventory, and the house is put on line at the floor station where the dimensions of the home are arranged and the floor is built.

The walls are pre-built horizontally on a wall table and the sheet rock is glued and fastened. The roof is then raised by crane and attached to the walls per code. Next, the storm sheeting is attached onto the outside of each home. Care is taken to complete this procedure in a specific pattern to help strengthen the structure.

The next station provides the finished electrical and plumbing work. The craftsmen complete the kitchen and the painters prime and paint the interior walls, ceiling, doors and trim. The house then moves to the final station for completion. There, the finish department installs the remaining trim work, floor coverings, doorknobs, locks and shelves. A crew performs a final clean up and inspection.

Finally, the company prepares the home for shipping and installation on site. Workers anchor the drawers and other items that tend to shift during transport. The home is covered and anchored to the carrier for transport to the installation site.

At each step of the manufacturing process, an in-house quality assurance program is in place to insure that each home is produced in accordance with Preferred Homes' stringent quality standards. Third party inspectors also check each home during construction, assuring compliance with building codes.

Our Plan of Operations and Strategy Recent Developments
------------------------------------------------------

The first phase of our plan of operations is to acquire the assets of Preferred Homes. We have entered into an acquisition agreement with Investor's Preferred Opportunities, Inc.,which has negotiated with Branch Banking and Trust Company of Virginia, ("BB&T") the holder of outstanding promissory notes in the principal aggregate amount of $2,192,000, secured by the assets of Preferred Homes, which resulted in a series of participation agreements with BB&T, ultimately culminating in the purchase of all said promissory notes, resulting in IPO becoming the major secured creditor of Preferred Homes. This agreement is contingent upon IPO gaining marketable title to the assets. The second phase of our plan of operations is for Investor's Preferred Opportunities to use its secured position to foreclose on the assets of Preferred Homes, and to wipe out 100% of its unsecured debt.

The final phase for the implementation of our plan of operations is to not only continue the current operations of Preferred Homes, but to strengthen it with a marketing plan which will target the high end market of larger, upscale homes. These homes can be constructed in the Preferred Homes facility at a higher quality with substantial savings for the upscale home buyer.


Marketing
---------

Since the Company's management team took over the management of Preferred Homes, Preferred Homes has been reorganized, and its plant is now operating financially on its own. A model home program was introduced during the last half of 2002, and has been effective in producing orders. Currently, there are model homes in North Myrtle Beach, and Smith Mountain Lake, Virginia. A new model house is currently under construction for use in Grensboro, North Carolina. The Charlotte, North Carolina model site has been purchased and plans for that model have been completed. The Charlotte model will mark an historic upscale version of estate homes built by the factory. A new model home is currently underway for Roanoke, Virginia and that location is scheduled to become operational by June 2003. The model home program is also underway for Columbia, South Carolina. It is expected that the Columbia model will be operational later this year. The national average is that 1 1/2 houses per month are sold as a result of each model home in operation. The model house staff expects to sell at least two houses per month, for a total of 2 homes per model per month.


Employees
---------

We currently have three employees, including management. This does not include the employees of Preferred Homes.

Properties
----------

Our headquarters is located at 2316 Hardin Ridge Dr., Henderson, Nevada 89052, which we occupy subject to a month-to-month oral agreement. We consider the facilities to be suitable for our needs.

Competition
-----------

We compete with other companies who develop and maintain modular housing, although these companies generally serve different geographical locations. These companies include Apex Homes, Inc., of Pennsylvania, which serves the East Coast, General Housing Corp., of Michigan, and Pinnacle Building Systems, serving Michigan, Indiana, Ohio, Illinois, Kentucky and Iowa. Our competitors generally have greater financial resources and experience than us.


Item 3. Bankruptcy or Receivership

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5. Other Events

The Company has amended its articles of incorporation to change its name to Preferred Financial Resources, Inc., and has increased its authorized share capital from 20,000,000 shares to 100,000,000 shares.


Item 6. Resignations of Registrant's Directors

           Not applicable

Item 7.    Financial Statements and Exhibits

    It is impractical to provide the required pro forma financial statements at this time. The registrant intends to file such pro forma consolidated financial statements for itself and its subsidiaries as soon as is practical, but not later than 60 days after the closing of the acquisitions summarized herein.

     (b) Pro forma Financial Information.

    It is impractical to provide the required pro forma financial statements at this time. The registrant intends to file such pro forma consolidated financial statements for itself and its subsidiaries as soon as is practical, but not later than 60 days after the closing of the acquisitions summarized herein.


     (c) Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 10.1 Agreement and Plan of Merger between Preferred Financial Resources, Inc. and Investors Preferred Assets, Inc., dated August 15, 2003.

Item 8.

         Not applicable

Item 9.

         Not applicable

Item 10.

         Not applicable

Item 11.

         Not applicable

Item 12.

         Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2003

Preferred Financial Resources, Inc.

/s/ Roger Sherman
-----------------------------
By: Roger Sherman, President


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